                    [AIM LOGO APPEARS HERE]

                         AIM
                         SUMMIT
                         FUND, INC.

                         ANNUAL REPORT
                         OCTOBER 31, 1996

                           ------------------------
                             AIM Summit Fund, Inc.
                           For shareholders who seek
                            capital growth through
                            systematic investments.
                           ------------------------


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o Unless otherwise indicated, Fund results were computed without a sales charge. When sales charges are included in performance figures, those figures reflect deduction of the Fund's 8.50% maximum sales charge. The 8.50% sales charge is attributable to the 15-year investment plan.
o During the year ended October 31, 1996, the Fund paid distributions of $0.875 per share.
o AIM Summit Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio is subject to change and there is no guarantee it will continue to hold any particular security.
o Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. And since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.
o    Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o Lipper Analytical Services, Inc. an independent mutual fund performance monitor. The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth funds tracked by Lipper.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.



       MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
           FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
            OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                           OF PRINCIPAL AMOUNT INVESTED.



     This report may be distributed only to current shareholders or to persons who have received a current propectus of the Fund.

                                                          The Chairman's Letter



                     Dear Shareholder:

                     As you may have heard in the financial news, A I M
                     Management Group Inc. recently announced a significant
                     event in our company's history--an agreement to merge with
                     INVESCO PLC, one of the world's largest independent
     [PHOTO of       investment management groups.
     Charles T.         AIM has long been known for its strategic planning and
       Bauer,        forward thinking. In seeking this merger, AIM had specific
    Chairman of      goals in choosing a partner: to better AIM's position to
   the Board of      succeed in an increasingly competitive financial services
     the Fund,       environment, both in the U.S. and globally; to ensure the
   APPEARS HERE]     continuation of AIM's independent culture, investment
                     philosophy, and dedication to our shareholders; and to offer the broadest range of products and services to our shareholders.

A "MERGER OF EQUALS" THAT PRESERVES INDEPENDENCE
When the merger is completed, AIM and INVESCO will be combined under a new holding company to be named AMVESCO, to reflect the strongly complementary strengths of our two companies which together create a "merger of equals." AMVESCO will have combined assets under management in excess of $150 billion.
   Most importantly, the agreement enables AIM to preserve its independent culture--which has been so essential to our company's success. The locations, management, structure, and brand names of AIM and INVESCO will not change.
   With INVESCO, AIM achieves a strategic combination with a partner that offers complementary rather than overlapping strengths. AIM has delivered impressive performance over the years as a domestic retail fund manager. INVESCO brings to AIM its primary strengths as an institutional money manager, and as a successful international investment manager with significant operations in North America, Europe, and the Pacific region.

NO CHANGES IN YOUR AIM FUND OR ITS MANAGEMENT
While AIM certainly will be enriched through these added strengths, it will retain those qualities that have produced two decades of successful performance. The reputation of AIM funds has been built by its seasoned team of portfolio managers who adhere to AIM's disciplined and successful investment management process. AIM's central goal is to keep the current investment team in place and our time-tested investment philosophy intact. Also, the names of AIM funds will not change.
   Moreover, because the merger will not result in any changes in the way AIM does business, this transaction will be seamless--without any disruption of service to you.

YOUR VOTE IS IMPORTANT
The merger is expected to be completed on or about February 28. As a result of the merger, it is necessary for shareholders of AIM funds to approve a new investment advisory agreement.
   Recently, we mailed an announcement for the shareholder meeting planned on February 7, along with a proxy card that describes proposals that relate to the management and policies of your Fund. We encourage you to review and return your proxy as soon as possible. Your Fund's Board of Directors carefully considered and unanimously approved the proposals and recommends that you vote in favor of each one. Your vote is important to us. If you haven't yet mailed your proxy card, please send it today.
   The AIM/INVESCO merger marks a new and promising era for AIM, and we believe it will yield exciting opportunities for AIM shareholders. We appreciate the trust you have placed in us.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                          ----------------------------
                               With INVESCO, AIM
                             achieves a strategic
                          combination with a partner
                              that offers comple-
                              mentary rather than
                            overlapping strengths.
                          ----------------------------

The Managers' Overview

AIM SUMMIT FUND, INC. RESILIENT
IN VOLATILE MARKET
--------------------------------------------------------------------------------

A roundtable discussion with the Fund management team for AIM Summit Fund, Inc. for the year ended October 31, 1996.

Q.   HOW DID AIM SUMMIT FUND PERFORM DURING THE FISCAL YEAR COVERED BY THIS
     REPORT?

A. For the year ended October 31, 1996, the Fund's total return was a respectable 15.61%. By comparison, the return for the Lipper Growth Fund Index was 16.94% and the Standard & Poor's Composite Index of 500 Stocks (S&P 500) returned 24.08%.
       The Fund's total return reflected the significant volatility in the technology sector, particularly in the fall of 1995. The Fund rebounded strongly in 1996. From January 1, 1996, through October 31, 1996, the Fund gained 16.29% compared to 12.63% for the Lipper Growth Fund Index and 16.62% for the S&P 500.

Q.   HOW DID THE MARKET PERFORM DURING THIS PERIOD?

A. The Dow Jones Industrial Average (DJIA) posted impressive gains during the year covered by this report. In May, the venerable Dow celebrated its 100th anniversary by reaching an all-time high of 5778. On October 14, the Dow soared past the 6000 mark to set a new record. But the rise to the top was anything but smooth.
       For most of the period, investors were primarily concerned that the economy might be overheating and that the Federal Reserve Board might raise interest rates. That caused the market to fluctuate dramatically at times. For example, the Dow fell 7.0% between July 1-15 after the release of unexpectedly strong employment figures.
       But subsequent economic data suggested what some analysts referred to as a "Goldilocks" economy--not too hot, not too cold. The growth rate of the gross domestic product (GDP) fell to 2.0% in the third quarter compared to a blistering 4.7% in the second quarter. Convinced that the economy was growing at a reasonable rate, the Fed left interest rates unchanged at its summer and fall meetings. The DJIA recouped its losses in August as investors tended to gravitate to the stocks of larger companies with more predictable earnings. The Dow resumed its march into record territory, closing on October 31, 1996, at 6029.

Q.   HOW DID YOU MANAGE THE FUND DURING THIS PERIOD?

A. Due to its larger concentration in technology stocks, the Fund was vulnerable when the technology sector suffered a broad-based decline in the fall of 1995. In October 1995, technology stocks comprised roughly 35% of the portfolio. By April 1996, the technology weighting had been pared to approximately 30%, where it remained for the balance of the reporting period.
       As of October 31, 1996, the Fund had 320 holdings distributed over more than 50 industry categories. The Fund's top holdings were securities in the following sectors: technology, 31%; retail, 15%; financial, 13%; and health care, 12%. These are broad categories which include a wide variety of industries. For example, the technology sector includes the stocks of aerospace and defense industries, software developers, computer hardware manufacturers, and networking equipment providers.

Q.   WHAT WERE THE TOP-PERFORMING TECHNOLOGY SECTORS?

A. Aerospace/defense industry stocks logged a gain of more than 33% during the period covered by this report. Among the Fund's top-performing holdings in this category were McDonnell Douglas Corp. and United Technologies Corp.
       Computer software company stocks posted a more than 19% gain for the reporting period. Among holdings in that category was industry leader Microsoft Corp., which posted better-than-expected earnings for the third quarter of 1996. During that three-month period, Microsoft aggressively marketed a new version of its Internet Explorer web browser, concluding deals with almost every one of the major on-line services.
       Semiconductor stocks, which had lagged the securities of other technology industries, staged a more recent comeback--a rally that was given a boost when Intel Corp., the microchip manufacturing giant, reported its third-quarter earnings


                      ------------------------------------
                            As of October 31, 1996,
                           the Fund had 320 holdings
                           distributed over more than
                            50 industry categories.
                      ------------------------------------

          See important Fund & index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of October 31, 1996.

================================================================================
TOP 10 EQUITY HOLDINGS                  TOP 10 INDUSTRIES
================================================================================

   1.    Intel Corp.                      1. Retail--Stores
   2.    Microsoft Corp.                  2. Computer Software/Services
   3.    Cisco Systems, Inc.              3. Computer Networking
   4.    3Com Corp.                       4. Telecommunications
   5.    Pep Boys--Manny, Moe, & Jack     5. Medical--Patient Services
   6.    Safeway, Inc.                    6. Finance--Consumer Credit
   7.    ADC Telecommunications, Inc.     7. Medical--Drugs
   8.    Nike, Inc.--Class B              8. Oil Equipment and Supplies
   9.    Sun Microsystems, Inc.           9. Medical Instruments/Products
  10.    Diamond Offshore Drilling       10. Insurance--Multi-line Property

       Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

     were better than expected. Intel, one of the Fund's top holdings, reported that third-quarter orders exceeded shipments, suggesting personal-computer sales were strengthening as the industry entered its crucial fourth quarter for holiday sales. Intel's microprocessors are used in almost 90% of the world's personal computers, making the company a bellwether in the PC industry.
        In addition to technology stocks, retail, financial, health-care, and oil and gas industry equities also performed well during the period, thanks to strong earnings.

Q.   WHAT'S BEHIND THE POSITIVE EARNINGS TRENDS IN THE RETAIL INDUSTRY?

A. Earnings in the retail sector have been surprisingly strong, and they continue to grow at an attractive pace. Consumer demand for goods has kept store inventories low and fully priced. Some retailers also have benefited from consolidations. For example, Toys R Us, Inc., one of the stocks in the Fund's portfolio, eliminated its chief rival in the infant gear market when it took over Baby Superstores, Inc. Another attractive retail stock was Pep Boys--Manny, Moe & Jack, the auto-parts chain. The company is expanding into maintenance of vehicle fleets and reconditioning cars for rental firms.

Q.   WHY HAVE FINANCIAL-INSTITUTION STOCKS PERFORMED WELL?

A. The stocks of financial institutions such as banks and insurance companies recorded gains of more than 30% during the year ended October 31, 1996. During the first half of 1996, financial-services companies reported a higher proportion of positive earnings surprises than any other sector, due to the favorable interest-rate environment during most of the reporting period. Fund holdings in this sector included Student Loan Marketing Association, CIGNA Corp., and MGIC Investment Corp.

Q.   WHAT'S GOING ON IN THE HEALTH-CARE INDUSTRY?

A. Large hospital chains and managed-care companies have improved efficiency through major restructuring efforts including consolidations, networking, and increased reliance on managed care. Drug manufacturers worldwide continue to benefit from ongoing cost-cutting efforts, price increases, and the introduction of new drugs. Among the Fund's top performers in the health-care sector were Health-South Corp., Cardinal Health, Inc., and Oxford Health Plans, Inc.

Q.   WHAT HAS BENEFITED THE OIL AND GAS INDUSTRY?

A. The oil and gas industry, in particular the drilling sector, has benefited from consolidations. Fund holdings in this sector included Reading & Bates Corp. and Global Marine, Inc.

Q.   WHAT IS YOUR MARKET OUTLOOK?

A. As 1996 draws to a close, conditions appear favorable for the stock market. The economy is growing moderately as evidenced by the 2.0% growth rate of the GDP in the third quarter. Inflation remains low and the Fed seems to have little provocation to raise interest rates. The bull market has run longer than any in history--October marked its sixth year.
       How much longer can this record bull market last? Analysts disagree. Some predict it will continue well into 1997. Other forecasters see an aging bull rather than a raging bull and are predicting the current market rally may soon end.
       In light of the heady market performance that stocks have delivered for more than six years, we recommend that investors keep an eye on the big picture. Certainly, investors have enjoyed successful performance in the stock market for some time. But markets run in cycles--even the longest bull market in history.

                     -------------------------------------
                                    As 1996
                               draws to a close,
                          conditions appear favorable
                             for the stock market.
                     -------------------------------------

          See important Fund & index disclosures inside front cover.

Long-Term Performance

AIM SUMMIT FUND, INC. VS. BENCHMARK INDEXES

The chart below compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 10/31/86-10/31/96. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lipper Growth Fund and the S&P 500 Indexes. Unlike your Fund, an index is not managed; therefore there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

================================================================================
GROWTH OF A $10,000 INVESTMENT
PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS.

                                (In Thousands)
--------------------------------------------------------------------------------
               AIM Summit Fund   Lipper Growth Fund Index    S&P 500 Stock Index
--------------------------------------------------------------------------------
10/31/86           $ 9,150              $10,000                    $10,000

10/31/87             8,700               10,085                     10,634

10/31/88            10,157               11,622                     12,212

10/31/89            12,693               14,557                     15,420

10/31/90            12,178               12,690                     14,261

10/31/91            17,264               17,950                     19,039

10/31/92            18,734               19,351                     20,929

10/31/93            21,782               23,024                     24,045

10/31/94            21,915               23,494                     24,975

10/31/95            28,715               29,128                     31,558

10/31/96            33,202               34,061                     39,139
===============================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

===============================================================================
     AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/96. Including sales charges.

   10 Years                 12.75%

    5 Years                 11.96%

    1 Year                   5.78%*

*15.61% excluding sales charges.
===============================================================================

                                                         For Your Consideration

INVESTMENT STRATEGIES FOR 1997
TO KEEP YOU IN THE MARKET COME RAIN OR COME SHINE

DIVERSIFICATION: WEATHER-PROOFING
YOUR PORTFOLIO

As another investment year comes to a close, it's a good time to return to the basics of investing: risk and reward. Focus on what you are trying to accomplish--your reward--and ask yourself how much risk you are willing to take.
  You've probably often heard that the higher the risk, the higher the reward, but that maxim doesn't always hold true. There are different types of risks, and different types of investments may help buffer those risks.

DIVERSIFICATION AS A STRATEGY
With a diversified investment strategy, return depends on the overall performance of the portfolio, rather than of one particular investment. The gains of one sector may offset the losses of another.
  Let's look at a core diversification strategy. Investments are classified into several categories: cash or cash equivalents, income and growth. These categories are made up of different securities and each meets basic needs:

o MONEY MARKET SECURITIES: ready cash for emergencies or other immediate needs;
o    BONDS: current income to cover ongoing expenses;
o    STOCKS: funds for the future.

  All of these investment categories belong in a balanced, diversified portfolio. The blend depends on your age, time horizon, objectives and tolerance for risk. Money market securities are the most conservative, bonds range from conservative to aggressive, and stocks generally are the most aggressive investment. Each category reacts differently to the economy and other factors affecting the financial markets.
  Mutual funds fit well within a diversification strategy. A mutual fund usually has one or two objectives, such as growth or income or both. It spreads its professionally managed assets among a variety of investments. When you invest in more than one fund, you decrease your level of exposure to investment risks.

HOW SAFE IS SAFE? STOCKS HEDGE
INFLATION

One such risk is inflation: a rise in cost without a rise in value received, a decrease in the value of money over time. Inflation means that your investment may lose purchasing power as the cost of living rises.
  Overly risk-averse investors who prefer to keep their money in "safe" investments

================================================================================
INFLATION'S SHRINKING EFFECT
--------------------------------------------------------------------------------
At 4% inflation, $1,000 would shrink to:

5 YEARS $822

10 YEARS  $676

15 YEARS $555

20 YEARS  $456

25 YEARS  $375
================================================================================

================================================================================
STOCKS HISTORICALLY BEAT OTHER INVESTMENTS
--------------------------------------------------------------------------------
Average Annual Total Returns, Year End: 1925-1996*
*1996 is through 9/30/96.

LARGE-COMPANY STOCKS                  10.7%

LONG-TERM GOVERNMENT BONDS             5.1%

U.S. TREASURY BILLS                    3.8%

INFLATION                              3.1%
================================================================================

Source: Ibbotson Associates, Inc. The Standard & Poor's Composite Index of
500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of large-company stocks in general; results shown assume the reinvestment of dividends. Inflation is determined by the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.
  Government securities, such as U.S. Treasury bills and long-term government bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. U.S. Treasury bills are short-term securities with maturities of one year or less. Long-term government bonds used in this illustration have a maturity of approximately 20 years. Fund shares are not insured and their value and yield will vary with market conditions.

                             CONSIDER THE THREE Ds:
                                DIVERSIFICATION
                             DOLLAR-COST AVERAGING
                                   DISCIPLINE
such as savings accounts may not have enough growth in their portfolio to offset inflation. The charts on the previous page show inflation's shrinking effect and how stocks historically have outperformed all other asset categories.

BONDS AND MONEY MARKET SECURITIES OFFER BALLAST

Despite their long-term performance, stocks are subject to dramatic swings. Investing in bonds and conservative money market securities may help offset stocks' volatility. High-quality bonds usually are considered lower-risk investments compared to stocks. They pay higher income than short-term investments such as certificates of deposit, money market funds or savings accounts. Bank certificates of deposit, which are insured by the FDIC for up to $100,000, are short-term investments that pay fixed principal and interest, but are subject to fluctuating rollover rates and early withdrawal penalties. Fund shares are not insured and their value and yield will vary with market conditions.
  The "money market" is the marketplace for all debt securities of less than one-year maturity. These securities are considered excellent short-term parking places for cash that you may need quickly. Money market securities are among the most conservative investments and, consequently, their level of return is much lower than that of stocks or bonds.
  Your financial consultant can help you create a diversification strategy to meet your risk tolerance and long-term objectives.
  AIM offers a free brochure on asset allocation which also can help you evaluate your investments. To order, please call 800-347-4246.

DOLLAR-COST AVERAGING

The motto says buy low and sell high, but it's easy for an investor to buy high and sell low instead. When markets are rising, the temptation to get in on the action can be irresistible. When markets are dropping, people naturally want to cut their losses and get out while the getting is good.
  Is there a way to enjoy the advantages of having investments without second-guessing your own decisions?

DOLLAR-COST AVERAGING EMPLOYS DISCIPLINE, NOT EMOTION

With dollar-cost averaging, you invest a set amount of money at regular intervals regardless of market swings or pundits' forecasts. You decide how much and how often to invest. And you decide when to change the amount or the schedule if doing so suits you.

================================================================================
DOLLAR-COST AVERAGING: $200 INVESTMENT PER MONTH*
--------------------------------------------------------------------------------

   MONTH          NET ASSET VALUE    # OF SHARES PURCHASED

   January             $24.00                8.333

   February            $20.00               10.000

   March               $14.00               14.286

   April               $18.00               11.111

   May                 $22.00                9.090

   June                $24.00                8.333

Average Net Asset Value: $20.33
Total Shares Bought: 61.153
Average Purchase Price per Share: $19.62

*Results are hypothetical.
================================================================================

     This technique has emotional advantages:
o You will be less tempted to make investment decisions on the basis of short-term phenomena and your feelings of the moment.
o Whichever way the market is moving, you will be part of it. Your fortunes as an investor won't depend entirely on your making a right call about future trends.

Dollar-cost averaging also has financial advantages:

o You automatically purchase more shares of a mutual fund when its cost per share is low and fewer shares when its cost per share is high. As the illustration below shows, dollar-cost averaging may lower your average cost per share.

  Of course, you don't have to dollar-cost average all the money you invest. The technique is especially appropriate to investments where your goals are long-term, since over time market volatility tends to even itself out.
  Dollar-cost averaging involves investing continuously regardless of fluctuating securities prices, so you need to be confident that you can keep making purchases for an extended period.
  No investment technique can assure a profit in a declining market. What dollar-cost averaging will do is apply discipline to your investing behavior, discipline that can be especially important when market watchers issue conflicting forecasts.

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                       SHARES         VALUE
COMMON STOCKS-96.17%

ADVERTISING/BROADCASTING-0.93%

American Radio Systems Corp.(a)           30,000  $      915,000
----------------------------------------------------------------
Chancellor Corp.-Class A(a)               30,000         967,500
----------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                                 40,400       2,949,200
----------------------------------------------------------------
Infinity Broadcasting Corp.-Class
  A(a)                                    78,750       2,283,750
----------------------------------------------------------------
Interpublic Group of Companies,
  Inc.                                    65,000       3,152,500
----------------------------------------------------------------
Jacor Communications, Inc.(a)             55,000       1,540,000
----------------------------------------------------------------
                                                      11,807,950
----------------------------------------------------------------

AEROSPACE/DEFENSE-2.39%

Boeing Co. (The)                          32,000       3,052,000
----------------------------------------------------------------
Gulfstream Aerospace Corp.(a)            100,000       2,362,500
----------------------------------------------------------------
McDonnell Douglas Corp.                  185,000      10,082,500
----------------------------------------------------------------
Northrop Grumman Corp.                    55,000       4,441,250
----------------------------------------------------------------
United Technologies Corp.                 79,000      10,171,250
----------------------------------------------------------------
                                                      30,109,500
----------------------------------------------------------------

AIRLINES-0.70%

UAL Corp.(a)                             186,000       8,811,750
----------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.27%

Chrysler Corp.                           100,000       3,362,500
----------------------------------------------------------------

BANKING-1.99%

BankAmerica Corp.                         50,000       4,575,000
----------------------------------------------------------------
Bank of Boston Corp.                      35,000       2,240,000
----------------------------------------------------------------
Chase Manhattan Corp.                     87,152       7,473,284
----------------------------------------------------------------
Citicorp                                  30,000       2,970,000
----------------------------------------------------------------
Southtrust Corp.                         175,000       5,796,875
----------------------------------------------------------------
Washington Mutual, Inc.                   50,000       2,112,500
----------------------------------------------------------------
                                                      25,167,659
----------------------------------------------------------------

BEVERAGES-0.21%

PepsiCo Inc.                              90,000       2,666,250
----------------------------------------------------------------

BIOTECHNOLOGY-1.11%

AMGEN, Inc.(a)                           100,200       6,143,512
----------------------------------------------------------------
Guidant Corp.                            170,000       7,841,250
----------------------------------------------------------------
                                                      13,984,762
----------------------------------------------------------------

BUILDING MATERIALS-0.24%

Georgia-Pacific Corp.                     40,000       3,000,000
----------------------------------------------------------------

BUSINESS SERVICES-1.28%

AccuStaff Inc.(a)                         61,300       1,639,775
----------------------------------------------------------------
APAC Teleservices, Inc.(a)                25,000       1,153,125
----------------------------------------------------------------
Career Horizons, Inc.(a)                  18,000         731,250
----------------------------------------------------------------
CUC International, Inc.(a)                56,400       1,381,800
----------------------------------------------------------------
Diebold, Inc.                             60,500       3,478,750
----------------------------------------------------------------
Equifax, Inc.                            125,400       3,730,650
----------------------------------------------------------------
Healthcare COMPARE Corp.(a)               60,500       2,662,000
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
BUSINESS SERVICES-(CONTINUED)
Olsten Corp.                              66,100  $    1,322,000
----------------------------------------------------------------
                                                      16,099,350
----------------------------------------------------------------

CHEMICALS-0.73%

Agrium Inc. (Canada)                      53,100         710,212
----------------------------------------------------------------
Goodrich (B.F.) Co. (The)                200,000       8,475,000
----------------------------------------------------------------
                                                       9,185,212
----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.54%

Airgas, Inc.(a)                          110,200       2,493,275
----------------------------------------------------------------
Cytec Industries Inc.(a)                 120,000       4,290,000
----------------------------------------------------------------
                                                       6,783,275
----------------------------------------------------------------

COMPUTER MINI/PCS-2.97%

COMPAQ Computer Corp.(a)                 140,000       9,747,500
----------------------------------------------------------------
Dell Computer Corp.(a)                   101,200       8,235,150
----------------------------------------------------------------
Gateway 2000, Inc.(a)                    110,000       5,176,875
----------------------------------------------------------------
Rational Software Corp.(a)                78,000       2,993,250
----------------------------------------------------------------
Sun Microsystems, Inc.(a)                185,000      11,285,000
----------------------------------------------------------------
                                                      37,437,775
----------------------------------------------------------------

COMPUTER NETWORKING-5.20%

Ascend Communications, Inc.(a)           121,800       7,962,675
----------------------------------------------------------------
Cabletron Systems, Inc.(a)               130,000       8,108,750
----------------------------------------------------------------
Cascade Communications Corp.(a)          110,100       7,996,012
----------------------------------------------------------------
Cisco Systems, Inc.(a)                   250,000      15,468,750
----------------------------------------------------------------
FORE Systems, Inc.(a)                    150,000       5,962,500
----------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Canada)                               219,400       6,938,525
----------------------------------------------------------------
3Com Corp.(a)                            195,000      13,186,875
----------------------------------------------------------------
                                                      65,624,087
----------------------------------------------------------------

COMPUTER PERIPHERALS-0.96%

American Power Conversion Corp.(a)        28,200         602,775
----------------------------------------------------------------
Microchip Technology, Inc.(a)             54,200       1,964,750
----------------------------------------------------------------
Storage Technology Corp.(a)              121,800       5,191,725
----------------------------------------------------------------
U.S. Robotics Corp.(a)                    69,900       4,394,962
----------------------------------------------------------------
                                                      12,154,212
----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-8.65%

Affiliated Computer Services,
  Inc.(a)                                 13,100         720,500
----------------------------------------------------------------
Baan Co., N.V.(a) (Netherlands)           43,500       1,609,500
----------------------------------------------------------------
BISYS Group, Inc. (The)(a)                30,000       1,117,500
----------------------------------------------------------------
BMC Software, Inc.(a)                    100,000       8,300,000
----------------------------------------------------------------
Cadence Design Systems, Inc.(a)          100,075       3,652,737
----------------------------------------------------------------
CBT Group PLC-ADR(a) (Ireland)             1,100          60,500
----------------------------------------------------------------
Ceridian Corp.(a)                        100,000       4,962,500
----------------------------------------------------------------
Computer Associates International,
  Inc.                                   172,000      10,169,500
----------------------------------------------------------------
Computer Sciences Corp.(a)                40,000       2,970,000
----------------------------------------------------------------
Compuware Corp.(a)                       140,000       7,385,000
----------------------------------------------------------------
CSG Systems International, Inc.(a)        35,300         591,275
----------------------------------------------------------------
DST Systems, Inc.(a)                      67,500       2,075,625
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Electronic Arts, Inc.(a)                  47,600  $    1,785,000
----------------------------------------------------------------
First Data Corp.                          28,900       2,304,775
----------------------------------------------------------------
HBO & Co.                                 52,900       3,180,613
----------------------------------------------------------------
HPR, Inc.(a)                              33,000         462,000
----------------------------------------------------------------
Integrated Systems, Inc.(a)               25,300         683,100
----------------------------------------------------------------
McAfee Associates, Inc.(a)                90,900       4,135,950
----------------------------------------------------------------
Microsoft Corp.(a)                       140,800      19,324,800
----------------------------------------------------------------
National Data Corp.                       35,000       1,439,375
----------------------------------------------------------------
Network General Corp.(a)                 137,800       3,324,425
----------------------------------------------------------------
Oracle Corp.(a)                          189,300       8,009,756
----------------------------------------------------------------
Parametric Technology Corp.(a)           165,400       8,083,925
----------------------------------------------------------------
Physician Computer Network,
  Inc.(a)                                 60,000         536,250
----------------------------------------------------------------
Pure Atria Corp.(a)                        6,900         188,025
----------------------------------------------------------------
Sterling Commerce, Inc.(a)               128,311       3,608,747
----------------------------------------------------------------
Sterling Software, Inc.(a)                39,000       1,267,500
----------------------------------------------------------------
SunGard Data Systems, Inc.(a)             33,900       1,449,225
----------------------------------------------------------------
Synopsys, Inc.(a)                        100,000       4,500,000
----------------------------------------------------------------
Systemsoft Corp.(a)                       12,400         350,300
----------------------------------------------------------------
Transition Systems, Inc.(a)                1,400          13,300
----------------------------------------------------------------
Wind River Systems(a)                     20,000         850,000
----------------------------------------------------------------
                                                     109,111,703
----------------------------------------------------------------

CONGLOMERATES-1.36%

Allied Signal Inc.                        40,000       2,620,000
----------------------------------------------------------------
Johnson Controls, Inc.                    55,000       4,015,000
----------------------------------------------------------------
Textron Inc.                              38,000       3,372,500
----------------------------------------------------------------
Tyco International Ltd.                   99,000       4,912,875
----------------------------------------------------------------
U.S. Industries, Inc.(a)                  83,700       2,259,900
----------------------------------------------------------------
                                                      17,180,275
----------------------------------------------------------------

COSMETICS & TOILETRIES-0.64%

Avon Products, Inc.                       75,000       4,068,750
----------------------------------------------------------------
Gillette Co. (The)                        54,100       4,043,975
----------------------------------------------------------------
                                                       8,112,725
----------------------------------------------------------------

ELECTRIC POWER-0.62%

CMS Energy Corp.                         120,000       3,795,000
----------------------------------------------------------------
Texas Utilities Co.                      100,000       4,050,000
----------------------------------------------------------------
                                                       7,845,000
----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.74%

Berg Electronics Corp.(a)                 31,400         887,050
----------------------------------------------------------------
BMC Industries, Inc.                      29,800         882,825
----------------------------------------------------------------
Checkpoint Systems, Inc.(a)              101,000       2,259,875
----------------------------------------------------------------
SCI Systems, Inc.(a)                      27,000       1,343,250
----------------------------------------------------------------
Symbol Technologies, Inc.(a)              39,200       1,759,100
----------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)        71,900       2,174,975
----------------------------------------------------------------
                                                       9,307,075
----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-1.64%

Bear Stearns Companies, Inc.              58,820       1,389,623
----------------------------------------------------------------
Franklin Resources, Inc.                  44,600       3,144,300
----------------------------------------------------------------
Imperial Credit Industries,
  Inc.(a)                                100,000       1,812,500
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
FINANCE (ASSET MANAGEMENT)-(CONTINUED)

Merrill Lynch & Co., Inc.                 50,000  $    3,512,500
----------------------------------------------------------------
Morgan Stanley Group, Inc.               139,000       6,984,750
----------------------------------------------------------------
Salomon Inc.                              59,300       2,675,913
----------------------------------------------------------------
Schwab (Charles) Corp.                    45,500       1,137,500
----------------------------------------------------------------
                                                      20,657,086
----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-4.15%

Aames Financial Corp.                      7,300         325,762
----------------------------------------------------------------
Beneficial Corp.                          49,400       2,889,900
----------------------------------------------------------------
Capital One Financial Corp.               84,400       2,626,950
----------------------------------------------------------------
Cityscape Financial Corp.(a)              24,500         630,875
----------------------------------------------------------------
Concord EFS, Inc.(a)                       5,500         159,500
----------------------------------------------------------------
Credit Acceptance Corp.(a)                60,400       1,630,800
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.          27,000       2,727,000
----------------------------------------------------------------
Federal National Mortgage
  Association                             91,000       3,560,375
----------------------------------------------------------------
First USA, Inc.                           20,000       1,150,000
----------------------------------------------------------------
Green Tree Financial Corp.               200,000       7,925,000
----------------------------------------------------------------
Household International, Inc.             55,000       4,867,500
----------------------------------------------------------------
MBNA Corp.                                81,300       3,069,075
----------------------------------------------------------------
Money Store, Inc. (The)                   70,200       1,807,650
----------------------------------------------------------------
Olympic Financial Ltd.(a)                 74,400       1,181,100
----------------------------------------------------------------
PMI Group, Inc. (The)                     76,800       4,387,200
----------------------------------------------------------------
PMT Services, Inc.(a)                     45,000         900,000
----------------------------------------------------------------
Student Loan Marketing Association       129,200      10,691,300
----------------------------------------------------------------
SunAmerica, Inc.                          50,000       1,875,000
----------------------------------------------------------------
                                                      52,404,987
----------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.37%

GreenPoint Financial Corp.               100,000       4,650,000
----------------------------------------------------------------

FOOD/PROCESSING-0.56%

ConAgra, Inc.                             50,900       2,538,637
----------------------------------------------------------------
Dean Foods Co.                           100,000       2,900,000
----------------------------------------------------------------
Richfood Holdings, Inc.                   66,850       1,612,756
----------------------------------------------------------------
                                                       7,051,393
----------------------------------------------------------------

FUNERAL SERVICES-0.59%

Service Corp. International              260,000       7,410,000
----------------------------------------------------------------

GAS DISTRIBUTION-0.28%

NICOR, Inc.                              100,000       3,487,500
----------------------------------------------------------------

HOMEBUILDING-0.37%

Fleetwood Enterprises, Inc.              140,000       4,725,000
----------------------------------------------------------------

HOTELS/MOTELS-1.18%

HFS, Inc.(a)                             150,000      10,987,500
----------------------------------------------------------------
Marriott International, Inc.              50,000       2,843,750
----------------------------------------------------------------
Promus Hotel Corp.(a)                     35,000       1,111,250
----------------------------------------------------------------
                                                      14,942,500
----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.07%

Compdent Corp.(a)                         33,700       1,158,437
----------------------------------------------------------------
Conseco Inc.                             162,000       8,667,000
----------------------------------------------------------------
Equitable Companies, Inc.                 92,000       2,162,000
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
INSURANCE (LIFE &
  HEALTH)-(CONTINUED)

United Companies Financial Corp.          50,000  $    1,493,750
----------------------------------------------------------------
                                                      13,481,187
----------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-3.02%

Allstate Corp.                            59,200       3,322,600
----------------------------------------------------------------
American International Group, Inc.        33,000       3,584,625
----------------------------------------------------------------
CapMAC Holdings Inc.                      48,100       1,605,338
----------------------------------------------------------------
CIGNA Corp.                               50,000       6,525,000
----------------------------------------------------------------
Everest Reinsurance Holdings, Inc.       106,800       2,723,400
----------------------------------------------------------------
ITT Hartford Group, Inc.                  43,000       2,709,000
----------------------------------------------------------------
MGIC Investment Corp.                    130,000       8,921,250
----------------------------------------------------------------
Progressive Corp.                          3,200         220,000
----------------------------------------------------------------
TIG Holdings, Inc.                        37,600       1,085,700
----------------------------------------------------------------
Travelers Group, Inc.                    135,450       7,348,163
----------------------------------------------------------------
                                                      38,045,076
----------------------------------------------------------------

LEISURE & RECREATION-1.91%

Callaway Golf Co.                         97,000       2,970,625
----------------------------------------------------------------
Carnival Cruise Lines, Inc.-Class A      127,200       3,831,900
----------------------------------------------------------------
Eastman Kodak Co.                        130,000      10,367,500
----------------------------------------------------------------
Harley-Davidson, Inc.                    101,000       4,557,625
----------------------------------------------------------------
Mattel, Inc.                              62,500       1,804,688
----------------------------------------------------------------
Speedway Motorsports, Inc.(a)             21,700         496,388
----------------------------------------------------------------
                                                      24,028,726
----------------------------------------------------------------

MACHINERY (HEAVY)-1.46%

Caterpillar Inc.                          55,000       3,774,375
----------------------------------------------------------------
Dover Corp.                              213,000      10,942,875
----------------------------------------------------------------
Ingersoll-Rand Co.                        90,000       3,746,250
----------------------------------------------------------------
                                                      18,463,500
----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.59%

Pentair, Inc.                             19,200         484,800
----------------------------------------------------------------
Thermo Electron Corp.(a)                 191,250       6,980,625
----------------------------------------------------------------
                                                       7,465,425
----------------------------------------------------------------

MEDICAL (DRUGS)-3.95%

Abbott Laboratories                       75,000       3,796,875
----------------------------------------------------------------
American Home Products Corp.              58,000       3,552,500
----------------------------------------------------------------
Amerisource Healthcorp(a)                 53,000       2,245,875
----------------------------------------------------------------
Cardinal Health, Inc.                    105,000       8,242,500
----------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)             25,000         862,500
----------------------------------------------------------------
Elan Corp., PLC-ADR(a) (Ireland)         172,000       4,773,000
----------------------------------------------------------------
ICN Pharmaceuticals, Inc.                132,700       2,521,300
----------------------------------------------------------------
Johnson & Johnson                         70,000       3,447,500
----------------------------------------------------------------
Jones Medical Industries, Inc.            21,250         924,375
----------------------------------------------------------------
Merck & Co., Inc.                         63,000       4,669,875
----------------------------------------------------------------
Parexel International Corp.(a)            13,600         666,400
----------------------------------------------------------------
Pfizer, Inc.                              25,000       2,068,750
----------------------------------------------------------------
Pharmacia & Upjohn, Inc.                  60,000       2,160,000
----------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.                 10,800         724,950
----------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (United Kingdom)                       100,000       6,262,500
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
MEDICAL (DRUGS)-(CONTINUED)

Teva Pharmaceutical Industries
  Ltd. (Israel)                           70,000  $    2,931,250
----------------------------------------------------------------
                                                      49,850,150
----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-4.63%

ClinTrials Inc.(a)                        13,700         508,612
----------------------------------------------------------------
Columbia/HCA Healthcare Corp.            250,500       8,955,375
----------------------------------------------------------------
Genesis Health Ventures, Inc.(a)          54,800       1,253,550
----------------------------------------------------------------
Health Care & Retirement Corp.(a)        100,000       2,462,500
----------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                        180,000       3,960,000
----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                     253,400       9,502,500
----------------------------------------------------------------
Lincare Holdings Inc.(a)                 120,000       4,500,000
----------------------------------------------------------------
Manor Care, Inc.                          51,000       2,001,750
----------------------------------------------------------------
MedPartners, Inc.(a)                     107,800       2,277,275
----------------------------------------------------------------
OccuSystems, Inc.(a)                      25,000         684,375
----------------------------------------------------------------
OrNda HealthCorp(a)                       70,000       1,907,500
----------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                                 52,400         753,250
----------------------------------------------------------------
Oxford Health Plans, Inc.(a)             142,500       6,483,750
----------------------------------------------------------------
PhyCor, Inc.(a)                           46,050       1,427,550
----------------------------------------------------------------
Tenet Healthcare Corp.(a)                260,000       5,427,500
----------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)        34,300       1,337,700
----------------------------------------------------------------
Universal Health Services, Inc.(a)        77,100       1,927,500
----------------------------------------------------------------
Vencor, Inc.(a)                          100,000       2,962,500
----------------------------------------------------------------
                                                      58,333,187
----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-3.50%

Baxter International Inc.                 83,800       3,488,175
----------------------------------------------------------------
Becton, Dickinson & Co.                  112,000       4,872,000
----------------------------------------------------------------
Boston Scientific Corp.(a)                60,000       3,262,500
----------------------------------------------------------------
Cardiothoracic Systems, Inc.(a)           20,000         380,000
----------------------------------------------------------------
Dentsply International, Inc.              35,500       1,495,438
----------------------------------------------------------------
IDEXX Laboratories, Inc.(a)               52,900       2,076,325
----------------------------------------------------------------
Invacare Corp.                            37,000       1,036,000
----------------------------------------------------------------
Medtronic, Inc.                           75,300       4,847,438
----------------------------------------------------------------
Omnicare, Inc.                           105,200       2,866,700
----------------------------------------------------------------
Physician Sales & Services, Inc.(a)       40,000         850,000
----------------------------------------------------------------
Quintiles Transnational Corp.(a)          29,000       1,906,750
----------------------------------------------------------------
Spine-Tech, Inc.(a)                        4,500         113,625
----------------------------------------------------------------
St. Jude Medical, Inc.(a)                 74,200       2,930,900
----------------------------------------------------------------
Stryker Corp.(a)                         100,000       2,975,000
----------------------------------------------------------------
Sybron International Corp.(a)            206,900       6,025,963
----------------------------------------------------------------
US Surgical Corp.                         120000       5,025,000
----------------------------------------------------------------
                                                      44,151,814
----------------------------------------------------------------

NATURAL GAS PIPELINE-0.10%

Columbia Gas Systems, Inc.                20,700       1,257,525
----------------------------------------------------------------

OFFICE AUTOMATION-0.35%

Danka Business Systems PLC-ADR
  (United Kingdom)                       110,600       4,382,525
----------------------------------------------------------------

OFFICE PRODUCTS-0.55%

Avery-Dennison Corp.                      31,000       2,042,125
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
OFFICE PRODUCTS-(CONTINUED)

Reynolds & Reynolds Co.-Class A          183,600  $    4,842,450
----------------------------------------------------------------
                                                       6,884,575
----------------------------------------------------------------

OIL & GAS (DRILLING)-1.23%

Global Marine, Inc.(a)                   100,000       1,837,500
----------------------------------------------------------------
Marine Drilling Co., Inc.(a)              75,000       1,040,625
----------------------------------------------------------------
Reading & Bates Corp.(a)                 220,000       6,325,000
----------------------------------------------------------------
Transocean Offshore Inc.                 100,000       6,325,000
----------------------------------------------------------------
                                                      15,528,125
----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.60%

Burlington Resources, Inc.                41,100       2,070,412
----------------------------------------------------------------
USX-Marathon Group                       250,000       5,468,750
----------------------------------------------------------------
                                                       7,539,162
----------------------------------------------------------------

OIL & GAS (SERVICES)-3.01%

British Petroleum Co. PLC-ADR
  (United Kingdom)                        70,000       9,003,750
----------------------------------------------------------------
Camco International, Inc.                 75,000       2,906,250
----------------------------------------------------------------
Consolidated Natural Gas Co.              75,000       3,984,375
----------------------------------------------------------------
Louisiana Land & Exploration Co.          44,800       2,548,000
----------------------------------------------------------------
NorAm Energy Corp.                       105,300       1,618,987
----------------------------------------------------------------
Pennzoil Co.                             109,000       5,559,000
----------------------------------------------------------------
Phillips Petroleum Co.                    50,000       2,050,000
----------------------------------------------------------------
Pride Petroleum Services, Inc.(a)        145,000       2,537,500
----------------------------------------------------------------
Texaco Inc.                               55,000       5,589,375
----------------------------------------------------------------
Unocal Corp.                              60,000       2,197,500
----------------------------------------------------------------
                                                      37,994,737
----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-3.57%

Baker Hughes, Inc.                       125,000       4,453,125
----------------------------------------------------------------
Cooper Cameron Corp.(a)                   70,000       4,471,250
----------------------------------------------------------------
Diamond Offshore Drilling, Inc.(a)       185,000      11,261,875
----------------------------------------------------------------
Dresser Industries, Inc.                 100,000       3,287,500
----------------------------------------------------------------
ENSCO International, Inc.(a)              70,000       3,027,500
----------------------------------------------------------------
Rowan Companies, Inc.(a)                 247,000       5,526,625
----------------------------------------------------------------
Schlumberger Ltd.                         55,000       5,451,875
----------------------------------------------------------------
Smith International, Inc.(a)              85,000       3,230,000
----------------------------------------------------------------
Tidewater, Inc.                           70,000       3,062,500
----------------------------------------------------------------
Varco International, Inc.(a)              62,100       1,226,475
----------------------------------------------------------------
                                                      44,998,725
----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.50%

Mead Corp.                               110,000       6,242,500
----------------------------------------------------------------

POLLUTION CONTROL-0.35%

United Waste Systems, Inc.(a)             33,500       1,151,562
----------------------------------------------------------------
USA Waste Services, Inc.(a)              100,000       3,200,000
----------------------------------------------------------------
                                                       4,351,562
----------------------------------------------------------------

PUBLISHING-0.34%

Gannett Co., Inc.                         50,000       3,793,750
----------------------------------------------------------------
Gartner Group, Inc.(a)                    16,400         504,300
----------------------------------------------------------------
                                                       4,298,050
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
RESTAURANTS-0.38%

Brinker International, Inc.(a)           135,000  $    2,295,000
----------------------------------------------------------------
Cracker Barrel Old Country Store,
  Inc                                     25,900         527,712
----------------------------------------------------------------
Lone Star Steakhouse & Saloon(a)          76,700       1,965,437
----------------------------------------------------------------
                                                       4,788,149
----------------------------------------------------------------

RETAIL (FOOD & DRUG)-2.94%

American Stores Co.                      164,000       6,785,500
----------------------------------------------------------------
Eckerd Corp.(a)                           80,000       2,220,000
----------------------------------------------------------------
Kroger Co. (The)(a)                       66,000       2,945,250
----------------------------------------------------------------
Revco D.S., Inc.(a)                       60,200       1,813,525
----------------------------------------------------------------
Safeway, Inc.(a)                         280,000      12,005,000
----------------------------------------------------------------
Starbucks Corp.(a)                       110,000       3,575,000
----------------------------------------------------------------
Thrifty PayLess Holdings, Inc.(a)          7,000         149,625
----------------------------------------------------------------
Vons Companies, Inc. (The)(a)            135,900       7,525,462
----------------------------------------------------------------
                                                      37,019,362
----------------------------------------------------------------

RETAIL (STORES)-10.04%

AutoZone, Inc.(a)                        130,000       3,331,250
----------------------------------------------------------------
Bed, Bath & Beyond, Inc.(a)               65,100       1,643,775
----------------------------------------------------------------
CDW Computer Centers, Inc.(a)             34,750       2,187,078
----------------------------------------------------------------
CompUSA, Inc.(a)                          43,600       2,016,500
----------------------------------------------------------------
Consolidated Stores Corp.(a)             139,800       5,399,775
----------------------------------------------------------------
Corporate Express, Inc.(a)                57,100       1,862,888
----------------------------------------------------------------
Dayton-Hudson Corp.                      214,500       7,427,063
----------------------------------------------------------------
Dollar General Corp.                      42,375       1,175,906
----------------------------------------------------------------
Dollar Tree Stores, Inc.(a)               30,000       1,132,500
----------------------------------------------------------------
Federated Department Stores, Inc.         85,000       2,805,000
----------------------------------------------------------------
Fila Holding S.p.A.-ADR (Italy)           70,000       5,040,000
----------------------------------------------------------------
Finish Line, Inc. (The)-Class A(a)        30,000       1,275,000
----------------------------------------------------------------
Gap, Inc. (The)                          135,000       3,915,000
----------------------------------------------------------------
Global DirectMail Corp.(a)                 6,500         320,125
----------------------------------------------------------------
Home Depot, Inc.                         125,000       6,843,750
----------------------------------------------------------------
Jones Apparel Group, Inc.(a)              30,000         937,500
----------------------------------------------------------------
Kohl's Corp.(a)                           50,000       1,800,000
----------------------------------------------------------------
Lowe's Companies, Inc.                   184,700       7,457,263
----------------------------------------------------------------
Meyer (Fred), Inc.(a)                     40,500       1,422,563
----------------------------------------------------------------
Micro Warehouse, Inc.(a)                  68,900       1,584,700
----------------------------------------------------------------
Neiman-Marcus Group, Inc. (The)(a)        18,000         587,250
----------------------------------------------------------------
Oakley, Inc.(a)                          240,000       3,570,000
----------------------------------------------------------------
Pep Boys-Manny Moe & Jack                352,000      12,320,000
----------------------------------------------------------------
Petco Animal Supplies, Inc.(a)            40,000         940,000
----------------------------------------------------------------
PETsMART, Inc.(a)                        109,300       2,951,100
----------------------------------------------------------------
Saks Holdings, Inc.(a)                    15,000         525,000
----------------------------------------------------------------
Sports Authority, Inc. (The)(a)          145,650       3,532,012
----------------------------------------------------------------
Staples, Inc.(a)                         450,000       8,381,250
----------------------------------------------------------------
Sysco Corp.                              100,000       3,400,000
----------------------------------------------------------------
Tech Data Corp.(a)                        89,200       2,296,900
----------------------------------------------------------------
Tiffany & Co.                             40,000       1,480,000
----------------------------------------------------------------
TJX Companies, Inc.                      120,000       4,800,000
----------------------------------------------------------------
Toys "R" Us, Inc.(a)                     300,000      10,162,500
----------------------------------------------------------------
Viking Office Products, Inc.(a)          259,800       7,566,675
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
RETAIL (STORES)-(CONTINUED)

Williams-Sonoma, Inc.(a)                  28,000  $      770,000
----------------------------------------------------------------
Woolworth Corp.(a)                       180,000       3,780,000
----------------------------------------------------------------
                                                     126,640,323
----------------------------------------------------------------

SEMICONDUCTORS-2.58%

Altera Corp.(a)                           70,000       4,340,000
----------------------------------------------------------------
Intel Corp.                              225,000      24,721,875
----------------------------------------------------------------
Solectron Corp.(a)                        16,500         882,750
----------------------------------------------------------------
Texas Instruments, Inc.                   45,000       2,165,625
----------------------------------------------------------------
Vitesse Semiconductor Corp.(a)            15,000         478,125
----------------------------------------------------------------
                                                      32,588,375
----------------------------------------------------------------

SHOES & RELATED APPAREL-1.15%

NIKE, Inc.-Class B                       194,000      11,421,750
----------------------------------------------------------------
Nine West Group, Inc.(a)                  61,200       3,052,350
----------------------------------------------------------------
                                                      14,474,100
----------------------------------------------------------------

TELECOMMUNICATIONS-4.94%

ADC Telecommunications, Inc.(a)          175,000      11,965,625
----------------------------------------------------------------
Allen Group, Inc.                          3,400          53,975
----------------------------------------------------------------
Andrew Corp.(a)                          134,550       6,559,313
----------------------------------------------------------------
Lucent Technologies, Inc.                125,000       5,875,000
----------------------------------------------------------------
MFS Communications Co., Inc.(a)          125,000       6,265,625
----------------------------------------------------------------
Northern Telecom Ltd. (Canada)            34,000       2,214,250
----------------------------------------------------------------
PairGain Technologies, Inc.(a)            99,600       6,859,950
----------------------------------------------------------------
Premiere Technologies Inc.(a)             10,100         164,125
----------------------------------------------------------------
Premisys Communications, Inc.(a)          28,400       1,420,000
----------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Sweden)                  330,000       9,116,250
----------------------------------------------------------------
Tellabs, Inc.(a)                         132,000      11,236,500
----------------------------------------------------------------
360 Communications Co.(a)                 23,333         527,909
----------------------------------------------------------------
                                                      62,258,522
----------------------------------------------------------------

TELEPHONE-0.63%

Cincinnati Bell, Inc.                    161,600       7,979,000
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
TEXTILES-2.02%

Designer Holdings Ltd.(a)                 13,600  $      260,100
----------------------------------------------------------------
Fruit Of The Loom, Inc.-Class A(a)       125,000       4,546,875
----------------------------------------------------------------
Liz Claiborne, Inc.                      245,000      10,351,250
----------------------------------------------------------------
Nautica Enterprises, Inc.(a)              83,000       2,552,250
----------------------------------------------------------------
Russell Corp.                             53,600       1,520,900
----------------------------------------------------------------
Tommy Hilfiger Corp.(a)                   90,000       4,680,000
----------------------------------------------------------------
Unifi, Inc.                               50,500       1,571,813
----------------------------------------------------------------
                                                      25,483,188
----------------------------------------------------------------

TRANSPORTATION (MISCELLANEOUS)-0.09%

Rural/Metro Corp.(a)                      30,000       1,095,000
----------------------------------------------------------------
    Total Common Stocks                            1,212,702,096
----------------------------------------------------------------
                                       PRINCIPAL
                                        AMOUNT
CONVERTIBLE CORPORATE BONDS-0.57%

FINANCE (CONSUMER CREDIT)-0.04%

Cityscape Financial Corp.,
  Conv. Sub. Deb., 6.00%, 05/01/06
  (Acquired 08/06/96-08/29/96;
  Cost $645,939)(b)                 $    475,000         501,577
----------------------------------------------------------------

RESTAURANTS-0.53%

Boston Chicken, Inc.,
  Conv. Liquid Yield Option
  Notes, 8.00%, 06/01/15(c)           20,830,000       6,743,713
----------------------------------------------------------------
    Total Convertible Corporate
      Bonds                                            7,245,290
----------------------------------------------------------------

REPURCHASE AGREEMENTS-4.09%(d)

Daiwa Securities America Inc.,
  5.53%, 11/01/96(e)                     518,937         518,937
----------------------------------------------------------------
SBC Capital Markets, Inc.,
  5.55%, 11/01/96(f)                  51,000,000      51,000,000
----------------------------------------------------------------
    Total Repurchase Agreements                       51,518,937
----------------------------------------------------------------
TOTAL INVESTMENTS-100.83%                          1,271,466,323
----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.83)%                                (10,458,079)
----------------------------------------------------------------
NET ASSETS-100.00%                                $1,261,008,244
================================================================

Abbreviations:

ADR   - American Depository Receipts
Conv. - Convertible
Deb.  - Debenture
Sub.  - Subordinate

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The market value of this security at October 31, 1996 was $501,577 which represented 0.04% of the Fund's net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to insure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.
(f) Joint repurchase agreement entered into 10/31/96 with a maturing value of $700,107,917. Collateralized by $691,506,000 U.S. Treasury obligations, 0% to 9.125% due 11/30/96 to 10/31/01.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value (cost
  $963,750,659)                            $1,271,466,323
---------------------------------------------------------
Receivables for:
  Investments sold                                373,934
---------------------------------------------------------
  Capital stock sold                               29,195
---------------------------------------------------------
  Dividends and interest                          530,954
---------------------------------------------------------
Investment for deferred compensation
  plan                                             19,335
---------------------------------------------------------
Other assets                                       25,619
    Total assets                            1,272,445,360
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        10,337,638
---------------------------------------------------------
  Capital stock reacquired                        114,117
---------------------------------------------------------
  Deferred compensation                            19,335
---------------------------------------------------------
Accrued advisory fees                             694,965
---------------------------------------------------------
Accrued accounting service fees                     5,450
---------------------------------------------------------
Accrued directors' fees                               933
---------------------------------------------------------
Accrued operating expenses                        264,678
---------------------------------------------------------
    Total liabilities                          11,437,116
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $1,261,008,244
=========================================================
Capital stock, $.01 par value per share:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                  97,070,057
=========================================================
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                    $        12.99
=========================================================

STATEMENT OF OPERATIONS
For the year ended October 31, 1996

INVESTMENT INCOME:

Dividends (net of $73,997 foreign
  withholding tax)                          $  9,131,189
--------------------------------------------------------
Interest                                       2,131,750
--------------------------------------------------------
    Total investment income                   11,262,939
--------------------------------------------------------
EXPENSES:

Advisory fees                                  7,360,028
--------------------------------------------------------
Custodian fees                                   173,520
--------------------------------------------------------
Transfer agent fees                               23,774
--------------------------------------------------------
Accounting service fees                           63,439
--------------------------------------------------------
Directors' fees                                   11,952
--------------------------------------------------------
Other                                            339,878
--------------------------------------------------------
    Total expenses                             7,972,591
--------------------------------------------------------
Less: Expenses paid indirectly                    (1,368)
--------------------------------------------------------
Net expenses                                   7,971,223
--------------------------------------------------------
Net investment income                          3,291,716
--------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain on sales of:
  Investment securities                      113,288,006
--------------------------------------------------------
  Futures contracts                              853,326
--------------------------------------------------------
                                             114,141,332
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  50,514,049
--------------------------------------------------------
    Net gain on investment securities and
      futures contracts                      164,655,381
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                $167,947,097
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                              1996                1995
OPERATIONS:

  Net investment income                                                                  $    3,291,716      $    2,929,038
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities and futures contracts                 114,141,332          74,322,239
---------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities                                       50,514,049         169,626,929
---------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                                 167,947,097         246,878,206
---------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income                                         (2,276,042)         (7,935,485)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains                                       (74,181,022)        (30,550,717)
---------------------------------------------------------------------------------------------------------------------------
Net equalization credits                                                                      2,660,812           1,739,780
---------------------------------------------------------------------------------------------------------------------------
Net increase from capital stock transactions                                                116,846,774          74,806,153
---------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets                                                           210,997,619         284,937,937
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                     1,050,010,625         765,072,688
---------------------------------------------------------------------------------------------------------------------------
  End of period                                                                          $1,261,008,244      $1,050,010,625
===========================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                             $  817,023,360      $  700,176,586
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                        22,676,773          19,000,287
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities and futures
    contracts                                                                               113,592,447          73,632,137
---------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities                                      307,715,664         257,201,615
---------------------------------------------------------------------------------------------------------------------------
                                                                                         $1,261,008,244      $1,050,010,625
===========================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital growth.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations -- Common stocks listed or traded on an exchange are valued at the last sales price on the exchange on which the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Equalization -- The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
E. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the advisory agreement, the Fund pays AIM a fee at the annual rate of 1.0% of the first $10 million of the Fund's average daily net assets, 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Under the terms of a restated sub-advisory agreement dated April 1, 1996 between AIM and Trade Street Investment Associates, Inc. ("TradeStreet"), a new subsidiary of NationsBank, N.A. and a registered investment advisor, AIM pays TradeStreet a fee at an annual rate of 0.50% of the first $10 million of the Fund's average daily net assets, 0.35% of the next $140 million of the Fund's average daily net assets, 0.225% of the next $550 million of the Fund's average daily net assets and 0.15% of the Fund's average daily net assets in excess of $700 million.
  The Fund, pursuant to an administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, the Fund reimbursed AIM $63,439 for such services.
  The Fund incurred expenses of $1,368 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangement resulted in a reduction in the Fund's total expenses of $1,368 during the year ended October 31, 1996.
  During the year ended October 31, 1996, the Fund paid legal fees of $6,421 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Fund.
  Substantially all shares of the Fund are held of record by State Street Bank & Trust Company as custodian for Summit Investors Plans, a unit investment trust that is sponsored by A I M Distributors, Inc. (an affiliated company of AIM). Certain officers and directors of the Fund are officers of AIM and A I M Distributors, Inc.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Fund may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $14,700,000. During the year, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996, was $1,365,656,432 and $1,312,780,236, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                       $319,252,345
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (12,148,699)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $307,103,646
==========================================================

Cost of investments for tax purposes is $964,362,677.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding for the years ended October 31, 1996 and 1995 were as follows:

                         1996                         1995
                -----------------------     --------------------------
                 SHARES        AMOUNT        SHARES         AMOUNT
                ---------    ----------     ---------     ------------
Sold            9,230,433    $108,559,927   10,287,176    $101,899,889
-------------   ---------    ------------   ----------    ------------
Issued as
 reinvestment
 of dividends    6,936,341     74,080,187    4,324,777      36,847,100
-------------   ----------   ------------   ----------    ------------
Reacquired      (5,576,722)   (65,793,340)  (6,354,529)    (63,940,836)
-------------   ----------   ------------   ----------    ------------
                10,590,052   $116,846,774    8,257,424    $ 74,806,153
                ==========   ============   ==========    ============

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the three-year period ended October 31, 1996, the ten months ended October 31, 1993 and each of the years in the six-year period ended December 31, 1992.

                                                                  OCTOBER 31,                               DECEMBER 31,
                                                -----------------------------------------------    --------------------------------
                                                   1996          1995         1994       1993        1992        1991        1990
                                                ----------    ----------    --------   --------    --------    --------    --------
Net asset value, beginning of period            $    12.14    $     9.78    $  10.46   $   9.64    $  10.09    $   7.56    $   7.79
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
Income from investment operations:
  Net investment income                               0.04          0.04        0.10       0.09        0.11        0.14        0.15
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
  Net gains (losses) on securities (both
    realized and unrealized)                          1.69          2.81       (0.04)      0.73        0.35        3.16       (0.08)
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
    Total from investment operations                  1.73          2.85        0.06       0.82        0.46        3.30        0.07
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
Less distributions:
  Dividends from net investment income               (0.03)        (0.10)      (0.10)        --       (0.11)      (0.13)     (0.16)
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
  Distributions from capital gains                   (0.85)        (0.39)      (0.64)        --       (0.80)      (0.64)      (0.14)
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
    Total distributions                              (0.88)        (0.49)      (0.74)        --       (0.91)      (0.77)      (0.30)
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
Net asset value, end of period                  $    12.99    $    12.14    $   9.78   $  10.46    $   9.64    $  10.09    $   7.56
=============================================   ==========    ==========    ========   ========    ========    ========    ========
Total return(b)                                      15.61%        31.03%       0.61%      8.51%       4.50%      43.64%       0.93%
=============================================   ==========    ==========    ========   ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $1,261,008    $1,050,011    $765,073   $705,580    $604,329    $517,835    $316,043
=============================================   ==========    ==========    ========   ========    ========    ========    ========
Ratio of expenses to average net assets               0.70(c)(d)    0.71%       0.72%      0.79%(e)    0.76%       0.75%       0.80%
=============================================   ==========    ==========    ========   ========    ========    ========    ========
Ratio of net investment income to average net
  assets                                              0.29%(c)      0.33%       1.04%      1.13%(e)    1.09%       1.48%       2.02%
=============================================   ==========    ==========    ========   ========    ========    ========    ========
Portfolio turnover rate                             118.34%       126.00%     121.69%    115.76%      97.41%     109.04%     142.60%
=============================================   ==========    ==========    ========   ========    ========    ========    ========
Average brokerage commission rate(f)            $   0.0643           N/A         N/A        N/A         N/A         N/A         N/A
=============================================   ==========    ==========    ========   ========    ========    ========    ========

                                                            DECEMBER 31,
                                                ------------------------------------
                                                 1989         1988(a)         1987
                                                -------       -------       --------
Net asset value, beginning of period            $   6.57      $   5.70      $   6.68
---------------------------------------------   --------      --------      --------
Income from investment operations:
  Net investment income                             0.16          0.16          0.09
---------------------------------------------   --------      --------      --------
  Net gains (losses) on securities (both
    realized and unrealized)                        1.86          0.84         (0.40)
---------------------------------------------   --------      --------      --------
    Total from investment operations                2.02          1.00         (0.31)
---------------------------------------------   --------      --------      --------
Less distributions:
  Dividends from net investment income             (0.16)        (0.13)        (0.10)
---------------------------------------------   --------      --------      --------
  Distributions from capital gains                 (0.64)           --         (0.57)
---------------------------------------------   --------      --------      --------
    Total distributions                            (0.80)        (0.13)        (0.67)
---------------------------------------------   --------      --------      --------
Net asset value, end of period                  $   7.79      $   6.57      $   5.70
=============================================   ========      ========      ========
Total return(b)                                    30.92%        17.65%        (4.66)%
=============================================   ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $262,655      $164,996      $101,541
=============================================   ========      ========      ========
Ratio of expenses to average net assets             0.82%         1.04%         0.98%
=============================================   ========      ========      ========
Ratio of net investment income to average net
  assets                                            2.14%         2.57%         1.06%
=============================================   ========      ========      ========
Portfolio turnover rate                            97.26%       114.94%        81.99%
=============================================   ========      ========      ========
Average brokerage commission rate(f)                 N/A           N/A           N/A
=============================================   ========      ========      ========

(a) The Fund changed investment advisers on October 5, 1988.
(b) For periods less than one year, total return is not annualized.
(c) Ratios are based on average net assets of $1,143,534,605.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(e) Annualized.
(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Summit Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AIM Summit Fund, Inc., including the schedule of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, the ten months ended October 31, 1993, and each of the years in the six-year period ended December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Summit Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the ten month period ended October 31, 1993, and each of the years in the six-year period ended December 31, 1992, in conformity with generally accepted accounting principles.


                                                      KPMG Peat Marwick LLP

Houston, Texas
December 6, 1996

                                                            Directors & Officers


BOARD OF DIRECTORS                                    OFFICERS                                 OFFICE OF THE FUND

Charles T. Bauer                                      Charles T. Bauer                         11 Greenway Plaza
Chairman and Chief Executive Officer                  Chairman                                 Suite 1919
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                      Robert H. Graham
Bruce L. Crockett                                     President                                INVESTMENT ADVISOR
Formerly Director, President and
Chief Executive Officer                               John J. Arthur                           A I M Advisors, Inc.
COMSAT Corporation                                    Senior Vice President and Treasurer      11 Greenway Plaza
                                                                                               Suite 1919
Owen Daly II                                          Carol F. Relihan                         Houston, TX 77046
Director                                              Senior Vice President and Secretary
Cortland Trust Inc.                                                                            SUB-ADVISOR
                                                      Gary T. Crum
Carl Frischling                                       Senior Vice President                    TradeStreet Investment
Partner                                                                                        Associates, Inc.
Kramer, Levin, Naftalis & Frankel                     Scott G. Lucas                           101 South Tyron Street
                                                      Senior Vice President                    Suite 1000
Robert H. Graham                                                                               Charlotte, NC 28255
President and Chief Operating Officer                 Dana R. Sutton
A I M Management Group Inc.                           Vice President and Assistant Treasurer   TRANSFER AGENT

John F. Kroeger                                       Melville B. Cox                          Boston Financial Data Services, Inc.
Formerly Consultant                                   Vice President                           P.O. Box 8300
Wendell & Stockel Associates, Inc.                                                             Boston, MA 02266-8300
                                                      Jonathan C. Schoolar
Lewis F. Pennock                                      Vice President                           CUSTODIAN
Attorney
                                                      P. Michelle Grace                        State Street Bank & Trust Company
Ian W. Robinson                                       Assistant Secretary                      225 Franklin Street
Consultant; Formerly Executive Vice President and                                              Boston, MA 02110
Chief Financial Officer                               David L. Kite
Bell Atlantic Management                              Assistant Secretary                      COUNSEL TO THE FUND
Services, Inc.
                                                      Nancy L. Martin                          Ballard Spahr
Louis S. Sklar                                        Assistant Secretary                      Andrews & Ingersoll
Executive Vice President                                                                       1735 Market Street
Hines Interests                                       Ofelia M. Mayo                           Philadelphia, PA 19103
Limited Partnership                                   Assistant Secretary
                                                                                               COUNSEL TO THE DIRECTORS
                                                      Kathleen J. Pflueger
                                                      Assistant Secretary                      Kramer, Levin, Naftalis & Frankel
                                                                                               919 Third Avenue
                                                      Samuel D. Sirko                          New York, NY 10022
                                                      Assistant Secretary
                                                                                               DISTRIBUTOR
                                                      Stephen I. Winer
                                                      Assistant Secretary                      A I M Distributors, Inc.
                                                                                               11 Greenway Plaza
                                                      Mary J. Benson                           Suite 1919
                                                      Assistant Treasurer                      Houston, TX 77046

                                                                                               AUDITORS

                                                                                               KPMG Peat Marwick LLP
                                                                                               700 Louisiana
                                                                                               NationsBank Bldg.
                                                                                               Houston, TX 77002

REQUIRED INCOME TAX INFORMATION

AIM Summit Fund, Inc. paid ordinary dividends in the amount of $0.026 per share to shareholders during its tax year ended October 31, 1996. Of this amount 31.42% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.0849 per share during its tax year ended October 31, 1996.

[AIM LOGO APPEARS HERE]                                       ---------------
AIM Distributors, Inc.                                           BULK RATE
11 Greenway Plaza, Suite 1919                                   U.S. POSTAGE
Houston, TX 77046                                                  PAID
                                                                Houston, TX
                                                              Permit No. 1919
                                                              ---------------